EXHIBIT 10.34

THIS SECURED CONVERTIBLE PROMISSORY NOTE (THE “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAS BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT.  THIS NOTE MAY NOT BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY (AS HEREINAFTER DEFINED) HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

Series A 10% Secured Promissory Note
of
SheerVision, Inc.

August 4, 2010                                                                                                                                                                                                                                                        New York, New York

SheerVision, Inc., a Delaware corporation (the “Company”), for value received, hereby promises unconditionally to pay to the order of Assurance Funding Solutions, LLC, or such person’s assigns (collectively, the “Holder”), at the address set forth in Section 12 hereof, in lawful money of the United States of America (“Dollars” or “$”) and in immediately available funds, the principal amount of $140,000 (the “Principal”), in full, on the Maturity Date (as defined below), and unpaid Interest (as defined below) in arrears on each Interest Payment Date.

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.           Definitions.  For the purposes of this Note:

“Affiliate(s)” means, with respect to any given Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

“Business Day” means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

“Collateral” means  (a) The following property:

(1)           Accounts Receivable.  All accounts, chattel paper, contracts, contract rights, accounts receivable, tax refunds, notes receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing; and

(2)           Deposit Accounts.  All time, savings, demand, certificate of deposit or other accounts deposited with or payable by the Bank in the name of the Company or in which the Company has any right, title or interest, including but not limited to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing; and

(3)           Inventory and Equipment.  All inventory and equipment of every type or description wherever located, including, but not limited to all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible personalty of whatever kind and wherever located associated with the Company’s business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by the Company; and

(4)           Document of Title.  All Documents of Title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing including, but not limited to, any Documents of Title; and

(5)           Other Property.

                                                                (a)           All other intangible property;

                                                                (b)           All securities;

                                                                (c)           All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing;

                                                               (d)           All assets of any type or description that may at any  time be assigned or delivered to or come into possession of the Company for any purpose for the account of the Company or as to which the Company may have any right, title, interest or power, and property in the possession or custody of or in transit to anyone for the account of the Company, as well as all proceeds and products thereof and accessions and annexations thereto;

                                                              (e)           All know-how, information, permits, patents, copyrights, goodwill, trade marks, trade names, licenses and approvals held by the Company in its Subsidiaries and Affiliates;

                              (f)           All of the books, records and documents pertaining to any of the foregoing; and

                                                              (g)           The Pledged Collateral (as defined on Section 9(a)(ii) hereof.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Conversion Date” shall have the meaning assigned thereto in Section 10(c)(iii).

“Conversion Period” shall have the meaning assigned thereto in Section 10(c)(i).

 “Conversion Price” shall have the meaning assigned thereto in Section 10(c)(i).

“Conversion Shares” means the shares of Common Stock issuable upon the conversion hereof.

“Event of Default” shall have the meaning assigned to such term in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Family Member” means, with respect to any Person, any parent, spouse, child, brother, sister or any other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin to such Person.

“Interest” shall have the meaning assigned to such term in Section 2(b).

“Interest Payment Date” means November 4, 2010, February 4, 2011, May 4, 2011, and the Maturity Date.

“Issue Date” means August 4, 2010.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3(a).

“Maturity Date” means August 4, 2011.

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Proceeds” means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the sale, exchange, assignment or other disposition of Collateral.

“SEC Documents” means all forms, reports, schedules, statements, and other documents filed or required to be filed by it under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, as such documents have been amended since the time of the filing thereof.

“Secured Obligations” means the obligations of the Company under this Note, including (i) all Principal of, and Interest (including, without limitation, any Interest which accrues after the commencement of any case, proceeding or other actions relating to the bankruptcy, insolvency or reorganization of the Company and any other amounts owing hereunder) on, the Note, (ii) all other amounts payable by the Company under this Note (including expenses incurred in connection with the enforcement of the Note) and (iii) any renewals or extensions of any of the foregoing.

“Security Interest” means the security interest of the lenders (including the initial Holder of this Note) in the Collateral securing the Secured Obligations.

“Subsidiaries” means, with respect to any specified Person, any other Person (1) whose board of directors or similar governing body, or a majority thereof, may presently by directly or indirectly elected or appointed by such specified Person, (2) whose management decisions and corporate actions are directly or indirectly subject to the present control of such specified Person, or (3) whose voting securities are more than 50% owned, directly or indirectly, by such specified Person.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

2.           Principal; Interest; and Prepayment.

(a)           Principal; Principal Increase.  The entire unpaid Principal shall be paid in Dollars on the Maturity Date.  Promptly following the payment in full of this Note, including all accrued and unpaid Interest and any other amounts owing hereunder, the Holder shall surrender this Note to the Company for cancellation.

(b)           Interest.  Subject to Section 2(c) hereof, Interest on the Note (“Interest”) shall accrue on the Principal of the Note set forth in Annex A hereto at a rate equal to 10% per annum (“Initial Interest Rate”).  Interest shall be computed on the basis of a 360-day year applied to actual days elapsed. Interest accruing during any period commencing on the date commencing immediately following any Interest Payment Date (or, with respect to the Interest payable on the initial Interest Payment Date, the Issue Date) and terminating on the next Interest Payment Date shall be paid in arrears by the Company on such Interest Payment Date.  The rate of interest payable under the Note from time to time shall in no event exceed the maximum rate, if any, permissible under applicable law.  If the rate of interest payable under the Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided hereunder, then the rate provided for hereunder shall be increased to the maximum rate permitted by applicable law for such period as required so that the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the preceding sentence.

(c)           Prepayment. The Principal may be prepaid by the Company at any time, in whole or in part, without prior notice, without premium or penalty.

3.           Representations, Warranties and Covenants of the Company.  The Company represents, warrants and covenants to the Holder that:

(a) (i)           The Common Stock has been registered under Section 12(g) of the Exchange Act, and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act.  The Company has made available to the Holder true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act, as such documents have been amended since the time of the filing thereof.  The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder.

                    (ii)           The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that:

                    (A)           all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents;

                     (B)           transactions are executed in accordance with management’s general or specific authorizations;

                    (C)           transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability;

                     (D)           access to assets is permitted only in accordance with management’s general or specific authorization; and

                     (E)           the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

The Company has made available to the Holder copies of, all written descriptions of, and all policies, manuals and other documents, if any, promulgating, such disclosure controls and procedures.  The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company all to the extent required by generally accepted accounting principles.

(iii)           The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

(iv)           The Company has heretofore made available to the Holder complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to the Holder the matters and statements made in such certifications.

(b)	At the Issue Date:

                 (i)           the Common Stock is eligible to trade and be quoted on, and is quoted on,  the over-the-counter Bulletin Board market maintained by The Nasdaq Stock Market (the “OTCBB”) and has received no notice or other communication indicating that such eligibility is subject to challenge or review by the any applicable regulatory agency, electronic market administrator, or exchange;

 (ii)           the Company has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC;

                 (iii)          the Company has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTCBB; and

 (iv)           the Common Stock is eligible for participation in The Depository Trust Company book entry system.

           (c)           Other than as disclosed in the SEC Documents, the Company has no Subsidiaries or Affiliates or owns any interest in any other enterprise (whether or not such enterprise is a corporation).  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business as described in the SEC Documents; except as otherwise disclosed in the SEC Documents, the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on its business, prospects, condition (financial or otherwise), and results of operations of the Company and the Subsidiaries taken as a whole; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company is not in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company; and the Company is not in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company taken as a whole.  The SEC Documents accurately describe any corporation, association or other entity owned or controlled, directly or indirectly, by the Company.

           (d)           The Company has all requisite power and authority to execute, deliver, and perform this Note.  All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Note thereby. This Note has been duly authorized, executed, and delivered by the Company, constitutes the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms.  Except as otherwise set forth in this Note, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of this Note thereby.  No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets is required for the execution and delivery of this Note and the consummation by the Company of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Note; and the execution, delivery, and performance of this Note will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Note was executed under, or create any obligation on the part of the Company to which it was not subject immediately before this Note was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company or (if the provisions of this Note are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets.

       (e)           There is not pending any action, suit, claim, or proceeding against the Company, or any of the Company’s officers or any of the respective properties, assets or rights of the Company, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over the Company’s officers or the properties of the Company, or otherwise that (i) is reasonably likely to result in any material adverse change in the respective business, prospects, financial condition or results of operations of the Company or might materially and adversely affect its properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Note, or (iii) alleging violation of any Federal or state securities laws.  The Company has disclosed to the Holder the current circumstances that exist between the Company, Jeffrey Lewsadder, and Sean Baker.

                      (f)           The authorized capital stock of the Company consists of 90,000,000 shares of Common Stock, of which 12,756,023 shares of Common Stock are outstanding, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share, of which 350,000 have been designated as Series A 10% Cumulative Convertible Preferred Stock (“Series A Preferred Stock”), of which 264,421 are issued and outstanding.  Each of such outstanding shares of Common Stock is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders.  Except as disclosed in the SEC Documents and except shares of Common Stock issuable pursuant to consulting arrangements pending at the date hereof, (i) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, the Company, and (ii) there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Company. When delivered by the Company in accordance with the terms of this Note, the Conversion Shares will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, Lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Conversion Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Conversion Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.  Except as described in the SEC Documents, the Company has no stock option, stock bonus and other stock plans or arrangements.

                      (g)           Berman & Company has examined the financial statements of the Company, together with the related schedules and notes, for the year ended August 31, 2009, and Miller Ellin & Company has examined the financial statements of the Company, together with the related schedules and notes, for the years ended August 31, 2007 and 2008 (collectively with Berman & Company, the “Auditors”), filed with the SEC as a part of the SEC Documents, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder; and the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the SEC Documents, fairly present and will fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, filed with the SEC as part of the SEC Documents, complied and will comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect hereto when filed, have been and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein (except as may be indicated in the notes thereto or as permitted by the rules and regulations of the United States Securities and Exchange Commission) and fairly present and will fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows. The procedures pursuant to which the aforementioned financial statements have been audited are compliant with generally accepted auditing standards. The selected and summary financial and statistical data included in the SEC Documents present and will present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein.  No other financial statements or schedules are required to be included in the SEC Documents.   The financial statements referred to in this Section 3.01(g) contain all certifications and statements required under the Securities and Exchange Commission’s Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto.  Since May 31, 2010:

(i)           There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company.

(ii)           The Company has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of the Company.

(iii)           Except as set forth in the SEC Documents, the operations and businesses of the Company have been conducted in all respects only in the ordinary course.

Other than a “going concern” qualification in the report of the Auditors with respect to the financial statements of the Company, there is no fact known to the Company which materially adversely affects or in the future (as far as the Company can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company; provided, however, that the Company expresses no opinion as to political or economic matters of general applicability.  The Company has made known, or caused to be made known, to the Auditors all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

           (h)           Subsequent to the respective dates as of which information is given in the SEC Documents, there has not been (i) any material adverse change in the business, prospects, financial condition or results of operations of the Company, (ii) any transaction committed to or consummated that is material to the Company, (iii) any obligation, direct or contingent, that is material to the Company incurred by the Company, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary thereof that is material to the Company, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company which has a material adverse effect on the business, prospects, condition (financial or otherwise), or results of operations thereof.

           (i)           At the Issue Date, the Company shall be free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest and no indebtedness or other obligation of the Company shall rank senior to the Secured Obligations.

           (j)           The Company has no liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax (“Taxes”), and liabilities to customers or suppliers.  Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes, if any, in most recently filed SEC Documents are sufficient for all accrued and unpaid Taxes of the Company, whether or not due and payable and whether or not disputed, under tax laws, as in effect on May 31, 2010 or now in effect, for the period ended on such date and for all fiscal periods prior thereto.  The execution, delivery, and performance of this Note by the Company will not cause any Taxes to be payable (other than those that may possibly be payable by the Holder as a result of the sale of the Conversion Shares) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Holder.  The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of the Company for all taxable years up to and including the taxable year ended August 31, 2003.  The Company has filed all federal, state, local, and foreign tax returns required to be filed by it; has made available to the Holder a true and correct copy of each such return which was filed since the inception of the Company; has paid (or has established on the last balance sheet included in the financial statements included in the most recently filed SEC Documents a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has made available to the Holder a true and correct copy of any report as to adjustments received by it from any taxing authority since the inception of the Company and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.  The Company has paid all taxes payable thereby due on or prior to the date hereof.

           (k)           The Company has been advised concerning the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder, and has in the past conducted, and intends in the future, to conduct its affairs in such a manner as to ensure that it is not and will not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act and such rules and regulations.

           (l)           (i)           The Company has not, and no person or entity acting on behalf or at the request of the Company has, at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

         (ii)           Neither Company, nor, to the best knowledge of the Company, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.  The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

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           (m)           There are no outstanding loans, advances or guarantees of indebtedness by the Company to, or for the benefit of, any of the officers, directors, or director-nominees of the Company or any of the members of the families of any of them, except as disclosed in the SEC Documents.

           (n)           The Company is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, including, without limitation, Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated pursuant thereto or thereunder.  The Company is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

                          (o)           The Company is not party to any contract, agreement or arrangement other than this Note and as otherwise disclosed in the SEC Documents.

                          (p)           The execution and delivery by the Company of this Note, the consummation of the transactions contemplated under this Note, and compliance by the Company with any of the provisions under this Note does not and will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under or entitle any person or entity to receipt of notice or to a right of consent under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or to any increased, additional, accelerated or guaranteed rights or entitlement of any person or entity under, or result in the creation of any claim on the properties or assets of the Company or any Subsidiary, under any provision of (i) its respective Articles of Incorporation or by-laws, (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, agreement, instrument or arrangement to which the Company or any Subsidiary is a party or by which any of its respective properties or assets are bound, (iii) any license, franchise, permit or other similar authorization held by the Company or any Subsidiary or (iv) any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to the Company or any Subsidiary or its respective properties or assets.

4.           Covenants of the Company.

The Company covenants and agrees with the Holder as follows:

(a)           Without the prior written consent of the Holder, the proceeds of this Note shall be used solely for working capital purposes.

(b)           Neither the Company nor any Subsidiary shall, without the written consent of the Holder, (i) incur any indebtedness for money borrowed or services performed, except for trade payables, or taxes, fees, levies or charges incurred in the ordinary course of business, leases or subleases or licenses granted or entered into in the ordinary course of business, or equipment leases or purchase financing incurred in the ordinary course of business, (ii) until the repayment in full of all amounts due under this Note, incur any obligation or liability or series of obligations or liabilities (contingent or otherwise) in an amount, in the aggregate of greater than $75,000.00 if such obligations or liabilities are not a part of the Company’s ordinary course of doing business or approved by the Board of Directors prior to the date of this Note of the Company or (iii) grant, or permit to be created any Lien.

(c)           Neither the Company nor any Subsidiary will enter into directly or indirectly any transaction (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any officer, director, employee, or stockholder, or any Affiliate or Family Member of any officer, director, employee or stockholder without the prior written consent of the Holder.

(d)           The Company will not, directly or indirectly (i) purchase, redeem, retire or otherwise acquire for value any of its capital stock or other securities now or hereafter outstanding, return any capital to its stockholders, or distribute any of its assets to its stockholders or (ii) make any payment or declare any dividend on any of its capital stock or other securities, in either case, without the prior written consent of the Holder.

(e)           The Company and the Subsidiaries will maintain customary insurance for general liabilities and other risks on terms and in amounts customarily carried by businesses similar to that of the Company and the Subsidiaries, respectively, and reasonably sufficient to avoid a material adverse change in the financial condition or results of operation of the Company and the Subsidiaries.

(f)           The Company and the Subsidiaries will comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before they become delinquent all taxes, assessments and governmental charges imposed on it or upon its property, except to the extent contested in good faith.

(g)           Neither the Company nor any Subsidiary will, without the prior written consent of the Holder, change its respective line of business from that conducted by it as of the Issue Date.

5.           Representations, Warranties and Covenants of Holder.  Holder hereby represents and warrants to the Company as follows:

(a)           Holder is duly organized, validly existing and in good standing under the laws of its state of organization, with all necessary power and authority to execute and deliver this Note, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

(b)           The execution, delivery and performance of this Note has been duly and validly authorized by the Board of Directors and stockholders of Holder, as required; and Holder has the full legal right, power and authority to execute and deliver this Note and to consummate the transactions contemplated hereby.  No further corporate authorization is necessary on the part of Holder to consummate the transactions contemplated hereby.

(c)           Holder (i) has had reasonable access to the Company’s SEC Documents, the books and records available at the Company’s offices or as provided or made available by the Company in response to specific requests of Holder and (ii) the Company permitted Holder to make such reasonable inspections thereof as requested.

(d)           Holder understands that the issuance of this Note and any Conversion Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any State in reliance upon exemptions from registration contained in the Securities Act and such laws, and the Company’s reliance upon such exemptions is based in part upon the representations, warranties and agreements of Holder contained herein.

(e)           Holder is acquiring this Note and any Conversion Shares for its own account and not for distribution or resale to others, and agrees that it will not sell or otherwise transfer this Note or such Conversion Shares in violation of the Securities Act.

6.           Events of Default.  If one or more of the following events (“Events of Default”) shall have occurred and be continuing:

(a)           the Company shall fail to pay any Principal of, or Interest on, this Note, or any fees or any other amount payable hereunder within ten (10) days of the due date of such payment;

(b)           the Company shall fail to observe or perform any covenant or agreement of this Note;

(c)           any representation, warranty, certification or statement made by the Company in this Note shall prove to have been incorrect in any material respect when made (or deemed made);

(d)           a judgment or order for the payment of money in excess of $75,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of ten (10) days;

(e)           the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(f)           an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days; or an order for relief shall be entered against the Company or any Subsidiary, as applicable, under the federal bankruptcy laws as now or hereafter in effect;

(g)           the Security Interest shall, for any reason (other than the Holder’s failure to renew the filing of any Uniform Commercial Code financing statement), cease to be a first priority, perfected security interest in and to any Collateral and such event is not remedied within five (5) days of such failure;

then, and in every such event, the Holder may, by written notice to the Company, declare the Principal (together with accrued Interest thereon and all other amounts owing hereunder) to be, and the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided, that in the case of any of the Events of Default specified in clause (e) or (f) above, without any notice to the Company or any other act by the Holder, the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.  Further, upon any Event of Default, this Note shall immediately become convertible in accordance with Section 10(c) hereof.

7.           Payments; Extension of Maturity.  Unless otherwise converted in accordance with the terms of this Note, all payments of Principal and Interest (and all other amounts owing hereunder) to be made by the Company in respect of this Note shall be made in Dollars by wire transfer to an account designated by the Holder by written notice to the Company.  All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, setoff, or counterclaim.  If the Principal and accrued and unpaid Interest become due and payable on any day other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day, and to such payable amounts shall be added the Interest which shall have accrued during such extension period at the rate per annum herein specified.

8.           Replacement of Note.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Company shall make and deliver to the Holder a new note of like tenor in lieu of this Note.  Any replacement note made and delivered in accordance with this Section 8 shall be dated as of the date hereof.

9.           Security Interest and Pledge.

(a)            (i)           This Note and the other Secured Obligations are secured by a first priority security interest in the Collateral.

                 (ii)           (A)           The Company hereby pledges and grants to Lender a first priority security interest in and to the following (the “Pledged Collateral”):

                                                  (1)           all outstanding shares of capital stock of each Subsidiary;

                                                                                  (2)           all additional shares of stock of owned of record or beneficially by the Company or any successor in interest thereto or any other securities, options, or rights received by the Company pursuant to any reclassification, reorganization, increase or reduction of capital, or stock dividend, attributable to the Pledged Collateral, or in substitution of, or in exchange for, any of the Pledged Collateral;

                                  (3)           all certificates representing the shares referred to in clauses (1) and (2) above; and

                                  (4)           all dividends, cash, instruments, and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of, or in exchange for or conversion of, any or all of the shares referred to in clauses (A) and (B) above.

               (B)           All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to, and held by, the Holder and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment undated and in blank, with medallion signature guarantee, all in form and substance satisfactory to Holder in its sole discretion.  If the Holder shall not satisfy its obligations under this Note, Lender shall have the right, where permitted by law, in its sole discretion and without notice to the Company, to transfer to, or to register in its name or in the name of any of its nominees, any or all of the Pledged Collateral.

(b)   (i)           The Company hereby represents and warrants that (A) the Security Interest constitutes a valid first priority security interest under the UCC securing the Secured Obligations; and (B) when UCC financing statements shall promptly be filed in the appropriate UCC filing office for a debtor that is a registered organization in the state of incorporation of the Company, the Security Interest shall constitute a perfected first priority security interest in the Collateral held by the Company, prior to all other Liens and rights of others therein.

                                               (ii)           Commencing upon the date hereof, the Company shall not do any of the following:

(A)           change its name, identity or corporate structure in any manner unless the Company shall have given the Holder at least 20 days prior written notice thereof and delivered an opinion of counsel with respect to the continued perfected Security Interest; or

(B)           change the location of (1) its respective jurisdiction of organization, (2) its chief executive office or principal place of business, or (3) the locations where it keeps or holds any Collateral, or any records relating thereto unless it shall have given the Holder at least 20 days prior notice thereof and delivered an opinion of counsel with respect to the continued perfected Security Interest.

                                             (iii)           Commencing at the Closing, the Company will, from time to time, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financings or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Holder may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interest, or to enable the Holder to exercise or enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral.  To the extent permitted by applicable law, the Company hereby authorizes, empowers, and directs the Holder, commencing at the Closing, to execute and file financing statements or continuation statements without the Company’s signature appearing thereon.  The Company agrees that a carbon, photographic, photostatic or other reproduction of this Note or of a financing statement is sufficient as a financing statement.

             (iv)           Until the Company shall not satisfy its obligations under this Note, the Company shall be entitled to exercise any and all voting and other consensual rights pertaining to the portion of the Pledged Collateral for any purpose not inconsistent with the terms hereof or the Note.  If the Company shall not satisfy its obligations under this Note, all rights of the Company to exercise its voting and other consensual rights to which it would otherwise be entitled to exercise pursuant to this paragraph (iv) hereof shall cease, and all such rights shall thereupon become vested in Holder, who shall thereupon have the sole right to exercise such voting and other consensual rights.  In order to permit the Holder to exercise the voting and other rights which he may be entitled to exercise pursuant to this paragraph (iv), the Company shall, if necessary, upon written notice of Holder, from time to time, execute and deliver to Holder appropriate proxies, dividend payment orders, and other instruments as Holder may reasonably request.

10.	Remedies; Conversion.

(a)           Upon the occurrence of an Event of Default, Principal then outstanding of, and the accrued and unpaid Interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

(b)            The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

(c)            Upon the occurrence of an Event of Default, the Principal and Interest on this Note shall become convertible into shares of Common Stock as provided in this Section 10(c).

                (i)           Subject to the provisions of this Section 10(c), the Holder shall have right, but not the obligation, at any time and from time to time during the period commencing upon an Event of Default and terminating upon the repayment in full of all amounts due and payable to Holder by the Company under this Note (the “Conversion Period”), to convert all or any portion of the Principal and Interest into fully paid an non-assessable Conversion Shares at the Conversion Price.   For purposes hereof, the term “Conversion Price” shall mean 50% of the average closing high bid price for the Common Stock during the five trading days immediately preceding the Conversion Date.

                 (ii)            Notwithstanding anything herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note any amount that would cause the Holder’s beneficial ownership (as determined pursuant to Section 13(d) of the Exchange Act and rules 13d-3 thereunder) of the Common Stock to equal or exceed 10.0%.

                 (iii)            Subject to the immediately preceding clause (ii), this Note shall be converted from time to time during the Conversion Period by submitting to the Company a notice of conversion, a form of which is attached hereto as Annex A (by facsimile or other reasonable means of communications) dispatched on a date prior to 6:00pm New York, New York local time (a “Conversion Date”).   On each Conversion Date and in accordance with its notice of conversion, the Holder shall make the appropriate reduction to the Interest due and payable and then the Principal due and payable and on such date shall provide written notice thereof to the Company as well as a description of the derivation thereof.  Pursuant to the terms of the notice of conversion, the Company shall issue instructions to the transfer agent accompanied by an opinion of counsel to the Company, if required, in accordance with the notice of conversion and shall cause the transfer agent to transmit certificates representing the Conversion Shares to the holder by physical delivery or to credit the account of the Holder’s designated broker with The Depository Trust Corporation (“DTC”) through its deposit withdrawal agent commission (“DWAC”) system within five Business Days after the receipt by the Company of such notice of conversion (the “Delivery Date”).  In the case of the exercise of the conversion rights set forth herein, the Conversion Shares shall be deemed to have been issued upon the date of the receipt by the Company of the notice of conversion pursuant to which such Conversion Shares shall be issued.  The Holder shall be treated for all purposes ad the holder of record of such Conversion Shares unless the Holder provides the Company written instructions to the contrary or as otherwise required by law.

                (iv)            The Company understands that a delay in the delivery of the Conversion Shares as contemplated here beyond the Delivery Date could result in financial and economic loss to the Holder.   As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of such Conversion Shares in accordance with this Section 10(c) upon conversion of this Note, in an amount equal to $500 per day after the Delivery Date.  The Company shall make all payments required under the clause (iv) in immediately available funds.

                 (v)            (A)           The number of Conversion Shares to be issued upon each conversion of this Note shall be determined by dividing the portion of the Interest and/or Principal to be converted by the then applicable Conversion Price.

                 (B)           If the Company shall at any time from the Issue Date though the termination of the Conversion Period, by reclassification or otherwise, change the Common Stock into  the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal and Interest, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as a result of such change with respect to the Common Stock if the Holder held such Conversion Shares prior to such change.

                (vi)            The Company covenants that during the Conversion Period, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free of preemptive rights, to provide for the issuance of the Conversion Shares upon the full conversion of this Note.  The Company is required to have authorized and reserved such number of shares as is actually issuable upon full conversion of this Note (based upon the Conversion Price in effect from time to time) (the “Reserved Amount”).  The Company represents that, upon such issuance, such Conversion Shares shall be duly and validly issued, fully paid, and nonassessable.  In addition, of the Company shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which this Note shall be convertible at the then current Conversion Price, the Company shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note.  The Company agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary for Conversion Shares in accordance with the terms and conditions of this Note.

If, at any time, the Holder submits a notice of conversion and the Company does not have sufficient authorized, but unissued, shares of Common Stock available to effect such conversion in accordance with the provisions of this Section 10(c) (a “Conversion Default”), subject to Section 10(c)(ii), the Company shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion.  The portion of this Note which the Holder included in its notice of conversion and which exceeds the amount which is then convertible into shares of Common Stock shall, notwithstanding anything herein to the contrary, not be convertible into Common Stock in accordance with the terms hereof until (and at Holder’s option at any time after) the date additional shares of Common Stock are authorized by the Company to permit such conversion.   In addition, the Company shall pay to the Holder an amount equal to 1% of the then Principal and accrued and unpaid Interest per month until such date as the Company has amended its charter documents to authorize a sufficient number of shares of Common

Stock to effect conversion of the full outstanding Principal and Interest (the “Authorization Date”).  The Company shall use best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable following the earlier of  (i) such time that the Holder notifies the Company or that the Company otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default.  The Company shall send notice to the Holder of the authorization of additional shares of Common Stock and the Authorization Date along with the Holder’s Conversion Default payments in immediately available funds.

Nothing herein shall limit the right of the Holder to pursue actual damages (to the extent in excess of the Conversion Default Payments) for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock, and the Holder shall have the right to pursue all remedies available at law and in equity (including a decree of specific performance and/or injunctive relief.

(vii)            Upon any partial conversion of this Note, a new Note containing the same date, terms, and provisions shall, at the request of the Holder, be issued by the Company to the Holder for the Principal balance of this Note and the Interest which shall not have theretofore been converted or paid.

11.           Costs and Expenses.  The Company shall be responsible for all expenses incurred by any Holder in connection with the conversion of the Principal and accrued and unpaid Interest under this Note.

12.           No Waivers by Delay or Partial Exercise.  No delay by the Holder in exercising any powers or rights hereunder shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

13.           Further Assurances.  Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Note.

14.           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent as follows:

If to the Company:                SheerVision, Inc.
4030 Palos Verdes Drive N., Suite 104
Rolling Hills, CA 90274
Attention: Ms. Suzanne Lewsadder
Telecopy: (310) 265-8919

If to the Holder:                    Assurance Funding Solutions, Inc.
[Address]
Attention:
Telecopy:

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

15.           Amendments and Waivers.  No modification, amendment or waiver of any provision of, or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the Company and the Holder.  Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

16.           Exclusivity and Waiver of Rights.  No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.  The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

17.           Invalidity.  Any term or provision of this Note shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Note.

18.           Headings.  Headings used in this Note are inserted for convenience only and shall not affect the meaning of any term or provision of this Note.

19.           Counterparts.  This Note may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

20.           Assignment.  This Note and the rights and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of the Holder.  The Holder may assign this Note and the rights and obligations hereunder without the prior written consent of the Company.  Any instrument purporting to make an assignment in violation of this Section 18 shall be void.

21.           Survival.  Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the payment in full of all Principal and accrued and unpaid Interest and all other amounts owing under this Note.

22.           Miscellaneous.  This Note shall inure to the benefit of the Company and the Holder, and all their respective successors and permitted assigns.  Nothing in this Note is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Note or any provision herein contained.

23.           GOVERNING LAW.  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

24.           CONSENT TO JURISDICTION.

(a)           THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK.  THE COMPANY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN THE CITY OF NEW YORK, AND ACCORDINGLY, THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

(b)           THE COMPANY HEREBY ACKNOWLEDGES THAT IT HAS EXECUTED AND DELIVERED TO THE HOLDER THE CONFESSION OF JUDGMENT ATTACHED HERETO AS ANNEX B.  THE COMPANY HEREBY AGREES THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT SUCH CONFESSION OF JUDGMENT MAY BE ENTERED IN THE STATE OF NEW YORK AND ASSIGNED TO, OR REGISTERED IN, ANY OTHER STATE OR OTHER JURISDICTION, INCLUDING, WITHOUT LIMITATION, THE STATE OF NEW YORK, IN ORDER TO PERMIT HOLDER TO ENFORCE ITS RIGHTS UNDER THIS NOTE, AND THE COMPANY HEREBY CONSENTS TO SUCH ASSIGNMENT AND REGISTRATION.

25.           WAIVER OF JURY TRIAL.   THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.  THE COMPANY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 25.

26.           Attorneys’ Fees.  In the event that any suit or action is instituted to enforce any provision in this Note, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

In Witness Whereof, the undersigned has executed this Note as of the date first above written.

SheerVision, Inc.

By:___________________________________
Name:
Title:

ANNEX A

NOTICE OF CONVERSION

To:                      Board of Directors of SheerVision, Inc., a Delaware corporation

Holder:               _________________________________________________________________________

Reference is made to the Series 10% Secured Promissory Note, due August ___, 2011 (the “Note”), by SheerVision, Inc., a Delaware corporation, in favor of the Holder.  All capitalized terms used, but not otherwise defined, herein shall have the respective definitions assigned thereto in the Note.

As an Event of Default is occurring, the undersigned Holder hereby exercises its right pursuant to Section 10(c) of the Note to convert $____________________ of the Principal and Interest of the Note into shares of Common Stock.

The Conversion Shares shall be delivered as follows: (check one)

[____]                      In certificated form to the following address:

Address:                 _______________________________
_______________________________
_______________________________
_______________________________

[____]                      In electronic form through the DWAC system as follows:

DTC Participant Number:                                  ____________________________________
Account Number:                                               ____________________________________
Account Name:                                                   ____________________________________
Firm Contact:                                                      ___________________________________
Firm Contact Phone:                                          ___________________________________

HOLDER NAME: _____________________________________

________________________________________________________
Name (if applicable):
Title (if applicable):